UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2013

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number
001-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

000-52378	NEVADA POWER COMPANY d/b/a NV ENERGY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

000-00508	SIERRA PACIFIC POWER COMPANY d/b/a NV ENERGY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511) (775) 834-4011

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion on December 19, 2013 of the previously announced merger contemplated by the Agreement and Plan of Merger, dated as of May 29, 2013 (the “Merger Agreement”), by and among MidAmerican Energy Holdings Company (“MidAmerican”), Silver Merger Sub, Inc. (“Merger Sub”) and NV Energy, Inc. (“NVE”). Pursuant to the Merger Agreement, which was approved by the NVE stockholders on September 25, 2013, Merger Sub merged with and into NVE, with NVE continuing as the surviving corporation and a wholly owned indirect subsidiary of MidAmerican (the “Merger”). At the effective time of the Merger, each issued and outstanding share of NVE common stock was canceled and converted into the right to receive cash in the amount of $23.75 per share, without interest (the “Merger Consideration”). The information set forth in this Current Report on Form 8-K is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to NVE’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 29, 2013 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, Item 3.01 and Item 5.01 is incorporated herein by reference.

At the effective time of the Merger, (i) each issued and outstanding share of NVE common stock, other than shares held by NVE, MidAmerican, Merger Sub or any of their respective subsidiaries (which were canceled without payment), was automatically canceled and converted into the right to receive the Merger Consideration, (ii) each outstanding option to purchase shares of NVE common stock granted pursuant to NVE’s equity incentive plans outstanding immediately prior to the effective time of the Merger was fully vested and canceled and converted into the right to receive a cash payment, without interest, in an amount equal to the product of the total number of shares of NVE common stock subject to such canceled option and the excess, if any, of the Merger Consideration over the exercise price per share of such canceled option, (iii) each outstanding award of restricted stock units with respect to shares of NVE common stock (excluding any performance awards) was fully vested and canceled and converted into the right to receive a cash payment, without interest, in an amount equal to the product of the Merger Consideration and the number of restricted stock units subject to such award, (iv) each outstanding award of performance units and performance shares was vested, paid out assuming satisfaction of the applicable performance goal(s) at 100% of the target level (provided, that if actual measured performance, determined as of the effective time of the Merger, would have resulted in the vesting and payout of a performance award at a level greater than 100% of the target level, a pro rata portion, based on the fraction of the applicable performance period that had been completed as of the effective time of the Merger, of the performance award was vested and paid out at such greater level and the balance of the performance award was vested and paid out at 100% of the target level) and canceled and converted into the right to receive a cash payment, without interest, in an amount equal to the product of the Merger Consideration and the number of performance units or performance shares, as the case may be, subject to such canceled performance award, and (v) each outstanding award of deferred stock units was canceled and converted into the right to receive a cash payment, without interest, in an amount equal to the product of the Merger Consideration and the number of deferred stock units subject to such canceled award.

At the effective time of the Merger, each holder of a certificate formerly representing shares of NVE common stock or of book-entry shares of NVE common stock no longer had any rights with respect to such shares, except for the right to receive the Merger Consideration upon surrender thereof.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 19, 2013, in connection with the completion of the Merger, NVE notified the New York Stock Exchange (the “NYSE”) of the effectiveness of the Merger and requested that the NYSE suspend trading of NVE common stock and file with the SEC a notification of removal from listing on Form 25 to delist NVE common stock from the NYSE and deregister NVE common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of NVE common stock on the NYSE was suspended following the closing of trading on December 19, 2013.

NVE intends to file with the SEC a certification and notice of termination on Form 15 requesting the termination of the registration of NVE common stock under Section 12(g) of the Exchange Act and the suspension of all of NVE’s reporting obligations in respect of its common stock and all of its other securities under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01 and Item 5.03 is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

The total Merger Consideration paid by MidAmerican was approximately $5.6 billion in cash, which MidAmerican funded by issuing $1.0 billion of common equity to certain of its existing shareholders on December 19, 2013, issuing $2.594 billion of junior subordinated debentures to certain subsidiaries of Berkshire Hathaway Inc. on December 19, 2013 and using $2.0 billion of cash including certain proceeds from senior debt issued on November 8, 2013.

In accordance with the Merger Agreement, as of the effective time of the Merger, the member of the board of directors of Merger Sub immediately prior to the effective time of the Merger became the member of the board of directors of NVE.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon completion of the Merger, (i) the Articles of Incorporation of NVE were amended and restated and (ii) the Amended and Restated Bylaws of Merger Sub became the Amended and Restated Bylaws of NVE, each in accordance with the terms of the Merger Agreement.

Copies of the amended and restated Articles of Incorporation of NVE and the Amended and Restated Bylaws of NVE are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 29, 2013, by and among MidAmerican Energy Holdings Company, Silver Merger Sub, Inc. and NV Energy, Inc. (Filed with the SEC as Exhibit 2.1 to NVE’s Current Report on Form 8-K filed on May 29, 2013, and incorporated herein by reference thereto)

3.1	Amended and Restated Articles of Incorporation of NV Energy, Inc., dated December 19, 2013.

3.2	Amended and Restated Bylaws of NV Energy, Inc., effective December 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NV Energy, Inc. (Registrant)

Date: December 19, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Vice President and Chief Financial Officer

Nevada Power Company d/b/a NV Energy (Registrant)

Date: December 19, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Vice President and Chief Financial Officer

Sierra Pacific Power Company d/b/a NV Energy (Registrant)

Date: December 19, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 29, 2013, by and among MidAmerican Energy Holdings Company, Silver Merger Sub, Inc. and NV Energy, Inc. (Filed with the SEC as Exhibit 2.1 to NVE’s Current Report on Form 8-K filed on May 29, 2013, and incorporated herein by reference thereto)

3.1*	Amended and Restated Articles of Incorporation of NV Energy, Inc., dated December 19, 2013.

3.2*	Amended and Restated Bylaws of NV Energy, Inc., effective December 19, 2013.

*	Filed herewith.